UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018  (June 5, 2018)

UNION PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01 Other Events

On June 5, 2018, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $600,000,000 in aggregate principal amount of its 3.200% Notes due 2021 (the “2021 Notes”); $650,000,000 in aggregate principal amount of its 3.500% Notes due 2023 (the “2023 Notes”); $500,000,000 in aggregate principal amount of its 3.750% Notes due 2025 (the “2025 Notes”); $1,500,000,000 in aggregate principal amount of its 3.950% Notes due 2028 (the “2028 Notes”); $750,000,000 in aggregate principal amount of its 4.375% Notes due 2038 (the “2038 Notes”); $1,500,000,000 in aggregate principal amount of its 4.500% Notes due 2048 (the “2048 Notes”); and $500,000,000 in aggregate principal amount of its 4.800% Notes due 2058 (the “2058 Notes”) (the “2058 Notes” and, together with the 2021 Notes, 2023 Notes, 2025 Notes, 2028 Notes, 2038 Notes, and 2048 Notes, the “Notes”).  The Company registered the offering of the Notes under the Securities Act of 1933, as amended, pursuant to its shelf registration on Form S-3 (File No. 333-222979).  The Notes are issuable pursuant to an Indenture, dated as of April 1, 1999 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank), as Trustee.

Attached as Exhibit 1.1 is the Underwriting Agreement (including the Terms Agreement), dated June 5, 2018, between the Company and Barclays Capital Inc., Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated;  and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell, and the underwriters have agreed to purchase, subject to the terms and conditions contained therein, the Notes.  Also attached as Exhibit 5.1 is an opinion of James J. Theisen, Jr., Vice President Corporate Law & Compliance of the Company, regarding certain aspects of the legality of the Notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

1.1.Underwriting Agreement (including Terms Agreement), dated June 5, 2018, between the Company and Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J. P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; and Morgan Stanley & Co. LLC, as Representatives of the several underwriters named therein.

4.1.Form of 3.200% Note due 2021.

4.2.Form of 3.500% Note due 2023.

4.3.Form of 3.750% Note due 2025.

4.4.Form of 3.950% Note due 2028.

4.5.Form of 4.375% Note due 2038.

4.6.Form of 4.500% Note due 2048.

4.7.Form of 4.800% Note due 2058.

5.1.Opinion of James J. Theisen, Jr., Vice President Corporate Law & Compliance to the Company regarding certain aspects of the legality of the Notes.

23.1.Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2018

UNION PACIFIC CORPORATION

By:	/s/ James J. Theisen, Jr.
James J. Theisen, Jr.
Vice President Corporate Law & Compliance

Exhibit Index

1.1.Underwriting Agreement (including Terms Agreement), dated June 5, 2018, between the Company and Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J. P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; and Morgan Stanley & Co. LLC, as Representatives of the several underwriters named therein.

4.1.Form of 3.200% Note due 2021.

4.2.Form of 3.500% Note due 2023.

4.3.Form of 3.750% Note due 2025.

4.4.Form of 3.950% Note due 2028.

4.5.Form of 4.375% Note due 2038.

4.6.Form of 4.500% Note due 2048.

4.7.Form of 4.800% Note due 2058.

5.1.Opinion of James J. Theisen, Jr., Vice President Corporate Law & Compliance to the Company regarding certain aspects of the legality of the Notes.

23.1.Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).